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                                                                    EXHIBIT 10.3

                FOURTH AMENDMENT TO REAL ESTATE PURCHASE CONTRACT


         THIS FOURTH AMENDMENT TO REAL ESTATE PURCHASE CONTRACT (this "Amendment"), is made effective this 15th day of October, 1999 (the "Effective Date"), by and between Home Interiors & Gifts, Inc. ("Seller"), and Parker Equities, Inc. ("Purchaser").

                                    RECITALS

         WHEREAS, on July 19, 1999, Purchaser and Seller entered into that certain Real Estate Purchase Contract relating to the purchase and sale of seven office/warehouse buildings, as more particularly described therein; as amended by that certain First Amendment to Real Estate Purchase Contract dated August 9, 1999, that certain Second Amendment to Real Estate Purchase Contract dated August 18,1999 and that certain Third Amendment to Real Estate Purchase Contract dated September 15, 1999 (collectively, the "Contract"); and

         WHEREAS, Purchaser and Seller now desire to enter into this Amendment to amend the Contract.

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:

         1. Earnest Money. Notwithstanding anything in the Contract to the contrary, by no later than October 20, 1999, Purchaser shall deliver an additional earnest money deposit of $200,000 to the Title Company, after which, the total Earnest Money deposited as of such date shall equal $250,000. Effective upon the deposit of such additional Earnest Money, all Earnest Money shall be non-refundable unless Seller fails to file the replats of the properties located at 4545 Spring Valley and 815 Coppell Road as specified in
Section 3 hereof by the Closing Date. If such replats are filed of record prior to the Closing Date, within one (1) business day thereafter, Purchaser shall deposit an additional earnest money deposit of $250,000 to the Title Company, at which time all Earnest Money shall be non-refundable with no exceptions. If Purchaser fails to deposit any portion of the Earnest Money when such portion of the Earnest Money is due, the Contract shall automatically terminate and any Earnest Money already deposited shall be released to Seller as liquidated damages.

         2. Closing Escrow. The amount of the Escrowed Funds to be held pursuant to Section 3 of the Third Amendment to Real Estate Purchase Contract shall be reduced by $10,000, reflecting roof repairs to the property located at 582 E. Highway 121 which have been paid for directly by Seller to Windriver Roofing.

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         3. Platting. As mentioned in the letter from Peggy Jones to Jeff Howle dated September 3, 1999, the surveyor is working with the City of Farmers Branch and the City of Coppell with regards to the replatting of the properties located at 4545 Spring Valley Road and 815 Coppell Road. Seller shall allow Purchaser to reasonably participate in the platting process and to review and reasonably approve any proposed plats prior to filing same in the real estate records.

         4. Modifications. Except as expressly herein modified, the Contract shall remain in full force and effect in accordance with its terms. Except as otherwise expressly provided herein, all capitalized terms used but not defined herein shall have the same meaning as that attributed to such terms in the Contract.

         5. Effectiveness/Counterparts. This Amendment does not become effective as an amendment to the Contract or otherwise until executed and delivered by both Purchaser and Seller. This Amendment may be executed in counterparts, and facsimile signatures shall be deemed originals for all intents and purposes.


         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                      PURCHASER:

                                                PARKER EQUITIES, INC.


                                                By:    /s/ Jeff P. Howle
                                                   -------------------------
                                                Name:  Jeff P. Howle
                                                     -----------------------
                                                Title: President
                                                      ----------------------

                                      SELLER:
                                                HOME INTERIORS & GIFTS, INC.


                                                By:    /s/Bettina Simon
                                                   -------------------------
                                                Name:  Bettina Simon
                                                     -----------------------
                                                Title: VP, Gen. Counsel
                                                      ----------------------







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